Vehicle Enhancement Systems, Inc.
*1439-10 Dave Lyle Boulevard ◆Rock Hill, SC 29731 ◆Tel: 803-366-7170 ◆Fax: 803-366-7171*

# Addendum to VES License Agreement for RF Data Communication

The terms and conditions as set forth by the attached License Agreement entered into on April 27, 2003 between **Vehicle Enhancement Systems, Inc.**, (hereinafter **VES**) and **SiriCOMM, Inc.**, (hereinafter **SiriCOMM**) have been modified in return for a reduction in price of royalty fees and shall be considered revised through the amendments stated herein below:

## Amendments

**Item 1** **Article I, Section 2.03** has been amended: SiriCOMM shall **no longer** have the right to sub-license, assign, convey, pledge or otherwise sell or transfer any rights granted within the License Agreement.

**Article I, Section 2.03** shall now read: *The license granted to SiriCOMM herein shall be personal to SiriCOMM, but shall also extend to customers of SiriCOMM. Except as part of the sale or disposition of all or substantially all of SiriCOMM's assets relating to its business that utilizes Licensed Systems, SiriCOMM may not sub-license, assign, convey, pledge or otherwise sell or transfer any rights granted hereunder to any other person, corporation, partnership or entity.*

**Item 2** **Article III, Section 3.01** has been amended: VES has reduced the royalty fees for each licensed system sold by SiriCOMM by fifty cents ($0.50) from two dollars and seventy-five cents ($2.75) to two dollars and twenty-five cents ($2.25). The initial royalty payment of twenty-five thousand (25,000) SiriCOMM stock options will now cover an additional 2,020 systems, from 9,091 to 11,111 systems used.

**Article III, Section 3.01** shall now read: *SiriCOMM agrees to pay VES an initial royalty of Twenty-Five (25,000) SiriCOMM (SIRI) stock option shares that can be bought at $1.00 and sold at market value any time after execution of this Agreement and a continuing royalty for each Licensed System sold by SiriCOMM in the amount of* ***two dollars and twenty-five*** *cents* ***($2.25)*** *for each such Licensed System. The SiriCOMM (SIRI) stock options may be assigned by VES to any VES*

*employee approved by the Board of Directors of VES.* ***The option will pay for the first 11,111 systems used;*** *the option shares will not be registered but subject to normal restrictions on trading.*

Item 3 **Article III, Section 3.02** has been amended: In the event that an audit per the terms of the Agreement shall occur, the margin of error for underpayment shall be changed from twenty-five percent (25%) to five (5%).

The following statement under **Article III, Section 3.02** shall now read: *In the event any audit reveals a material underpayment of royalties (i.e. at least* ***five*** *percent (5%)) for any royalty period, then SiriCOMM shall pay VES' expenses for that audit.*

Item 4 **Article III, Section 3.03** has been amended to reflect changes in the VES bank account information to which Direct Deposits shall be made:

*Wachovia Bank N.A.*
113 East Main Street
Rock Hill, South Carolina 29730
Tel. No: 803.327.1300
ABA No: 053207766
Account No: 2000002374101

Item 5 **Schedule A** has been amended to update the applicable patents under the License Agreement and to reflect any changes in status (of patents) from pending to issued and that the patent rights are limited to Schedule A of this agreement.

**Schedule A** shall now read:

1. U.S. Patent No. 6,064,299, issued May 16, 2000, titled: ***Apparatus and Method For Data Communication Between Heavy Duty Vehicle and Data Communication Terminal.***

2. U.S. Patent No. 6,411,203, issued June 25, 2002, titled: ***Apparatus and Method For Data Communication Between Heavy Duty Vehicle And Data Communication Terminal.***

3. U.S. Patent No. 6,608,554 issued August 19, 2003, titled: ***Apparatus And Method For Data Communication Between Heavy Duty Vehicle and Data Communication Terminal.***

4. Mexican Patent Application No. a/2002/004971, filed November 17, 1999, titled: ***Apparatus and Method For Data Communication Between A Vehicle And A Remote Terminal.***

**The amendments** set forth in this Addendum and the License Agreement dated April 27, 2003 represent the entire understanding between the two parties and affect only those provisions of the Agreement as referenced herein; all other terms, definitions, warranties and representation of the Agreement shall remain unchanged.

**In witness thereof,** the Parties hereto have caused these revisions/modifications to the Agreement to be executed as a sealed instrument in their names, by their properly and duly authorized officers or representative.

**Vehicle Enhancement Systems, Inc.**
COMPANY

**Alan C. Lesesky**
NAME—PLEASE PRINT

**President & CEO**
TITLE

Alan C. Lesesky
SIGNATURE

10/11/06
DATE

**SiriCOMM Inc.**
COMPANY

**William W. Graham**
NAME—PLEASE PRINT

**President & CEO**
TITLE

SIGNATURE

10-31-06
DATE

WWG ACL